                                                                   Exhibit 10.13

                                        ----------------------------------------
                                            [ ] Agreement  [ ] Amended Agreement
                                        ----------------------------------------
================================================================================
[GRAPHIC IMAGE APPEARS HERE] NU SKIN INDEPENDENT DISTRIBUTOR AGREEMENT -
                                                                 HONG KONG/MACAU
================================================================================
Hong Kong Distribution Center    26th Floor, Windsor House, 311 Gloucester Road,
  Causeway Bay, Hong Kong   Phone: 852-2837-7833

Macau Distribution Center        Rua de Pequim No. 244-246, 6-H Macau Finance
  Centre, Macau    Phone: 853-703-655

=============
Directions:                    Nu Skin Distributor Identification Number
=============


1.   Complete this Agreement to apply for an
     Independent Nu Skin Distributorship. This         [BAR CODE APPEARS HERE]
     is a binding contract with Nu Skin
     International, Inc. (a U.S. corporation),
     One Nu Skin Plaza, Provo, Utah 84601;                    HK0183210
     please carefully read and complete before signing.

2.   Send the signed Agreement to Nu Skin Hong
     Kong, Inc. ("Nu Skin HK Affiliate") at 26th
     Floor, Windsor House, 311 Gloucester Road,
     Hong Kong for forwarding to Nu Skin
     International, Inc. in the U.S. for
     official acceptance.

In consideration of the mutual promises and conditions set forth, Nu Skin International, Inc. ("Nu Skin") and the undersigned ("Distributor" or "I") agree as follows:

I.  TERMS AND CONDITIONS:
    These terms and conditions apply to and regulate all Hong Kong and Macau
     Independent Distributorships.
    . The Contract consists of this Independent Distributor Agreement the "Distributor Policies & Procedures as modified for Hong Kong/Macau", the "Nu Skin Sales Compensation Plan", and (if applicable) the "Business Organization Information Sheet" (the "Contract"). The terms of each of these separate documents are by this reference incorporated into this document. By signing this Independent Distributor Agreement I apply to become a Distributor of Nu Skin, which application Nu Skin may accept or reject at its sole discretion.
    . The Contract becomes effective the date the application contained in this Agreement is accepted by Nu Skin at its corporate headquarters in the U.S.A. The application shall be accepted when it is entered into the Nu Skin Contract Database with an electronic identification signature consisting of a symbol or code indicating acceptance. Distributor's signature below indicates acceptance of all the terms of the Contract.
    . Distributor may sell Nu Skin products purchased from Nu Skin HK Affiliate and sponsor other prospective distributors in Hong Kong and Macau (the "Territory") during the term of the Contract, which shall be from the date of acceptance by Nu Skin until December 31 of the current year. Unless either Nu Skin or Distributor notifies the other in writing of its intention not to renew the Contract at least one (1) month before the expiration date, the Contract shall automatically be renewed on January 1 and each January 1 thereafter, without notice, for an additional one (1) year term.
    . Distributor agrees distribution of Nu Skin products in any country outside the Territory requires a separate distribution contract with Nu Skin (see Optional Services section).
    . Wholesale Nu Skin products may only be purchased by entering a separate wholesale purchase agreement (Product Purchase
         Agreement) with Nu Skin HK Affiliate - the company designated by
         Nu Skin as the exclusive wholesale distributor of Nu Skin products in the Territory. That contract will contain product purchase, return and exchange provisions, as well as any other information or requirements pertaining to the supervision of the Distributor account serviced in the Territory by Nu Skin HK Affiliate.

II.  DISTRIBUTOR IDENTIFICATION INFORMATION
     Distributor will be assigned a Distributor Identification Number used by Nu Skin HK Affiliate in all transactions concerning Distributor's account. Distributor certifies the information given is true and correct and agrees that Nu Skin may declare the Contract void if such information is false or misleading.

 . Distributor's Full Name in English                        Name in Chinese

- -------------------------------------------------------  -----------------------
(if an individual, name must be same as on I.D. card or passport, Surname first, if a business, must complete and attach a Business Organization Information
Sheet)

Distributor is a (please check one)  [ ] individual  [ ] corporation
                                     [ ] partnership

  1.  If an individual:  I am a permanent resident of (please check one)
  [ ]  Hong Kong - HK ID Card No.
  [ ]  Macau - Macau Inhabitant I.D. Card or Portugal I.D. Card No.

  2.  If a business:  Business organization is registered in (please check one)
  [ ]  Hong Kong - HK Business Registration No.
  [ ]  Macau - Macau Business Registration No.

  -------------------------------------  ---------------------------------------
  Distributor must provide a legible copy of current I.D. Card before the application can be processed)

 .   Distributor Birthdate         Mobile Phone No.           Pager No.
    month/     day/      year
- -------------  ----------------  -------------------------  --------------------

 .  Home Telephone                 Business/Daytime Telephone    Fax No.

  -----------------------------  -------------------------  --------------------
 .  Mailing Address

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

 .  Distributor #2 or Spouse Full Name in English, Surname first (if applicable)

   ----------------------------------------------------------------------------
   Name in Chinese

   -----------------------------------------------------------------------------
 . HK ID Card No./Macau Inhabitant I.D. Card or Portugal I.D. Card No. (please delete inappropriate)

   ----------------------------------------
 .                               .  Sponsor's Name (Surname First)

                                   --------------------------------------------
  Sponsor's ID Number:          .  Sponsor's Telephone No.

  --------------------------       --------------------------
 (Attach Sticker/Write here)
                                .   Your Upline Executive's Name (Surname first)

                                   --------------------------------------------

 . Have you or your partner/spouse ever been a Nu Skin distributor or participated in a distributorship individually, in a partnership or as a principal in a corporate distributorship?

   [ ] yes [ ] no If yes, please give name of distributorship and list date of last activity


        month/        year/             Name (Surname First)
  ------------------------------------------------------------------------------

III.  OPTIONAL SERVICES AND PAYMENT TERMS

 . Optional Services: (please check appropriate boxes) Distributor would like to investigate participation in international distribution opportunities and has indicated the authorized countries for which he/she requests an International Distributor and Sponsor Packet (IDSP). Distributor has included HK $40/MOP40 for each country's IDSP with this form.

    [ ] Canada           [ ]  Australia          [ ] Taiwan           [ ] Japan
    [ ] New Zealand      [ ]  U.S.               [ ] Mexico
    (include total payment below HKD$/MOP _________ each)

 . Payment Terms: Distributor understands the only financial requirement to become a Nu Skin distributor is the purchase of a HKD$400.00 (for HK Starter Kit only)/MOP420.00 (for Macau Starter Kit only) at-cost Starter Kit produced by Nu Skin and supplied by Nu Skin HK Affiliate in the Territory, which contains corporate and sales materials and information. Distributor agrees to deal with Nu Skin HK Affiliate for the purchase of all Nu Skin wholesale products.

 . Distributor who is a natural person has personally affixed the signature and certifies he/she is of legal age to form a contract.



Distributor Signature (For a Business Organization, signature must be identical to signature on Business Organization Information Sheet by a person duly authorized to sign for the business entity)

Distributor #3 or Spouse Signature (if applicable)

             -------------------------------------------------------
             * Please review additional terms on the reverse side *
             -------------------------------------------------------

IV. ADDITIONAL CONTRACT TERMS

    A. I understand the terms of the Contract and agree to adhere to them. I acknowledge that any violation of the terms of the Contract may result in
       (1) disciplinary action by Nu Skin HK Affiliate carrying on business in the Territory as an authorized licensee of the Nu Skin Distribution Network or (2) termination of my Contract by Nu Skin as it deems appropriate in its sole discretion.

    B. I am not an employee, agent, or legal representative of Nu Skin or Nu Skin HK Affiliate. I am an independent contractor who agrees to become familiar with and to pay any self-employment taxes and other assessments required by local laws, ordinances, and regulations. I understand that I am solely responsible for ensuring that anyone assisting me in my business complies with the Contract.

    C. I will use my best efforts to promote and sell at retail Nu Skin products purchased at wholesale from Nu Skin HK Affiliate in the Territory, in compliance with the Contract terms. In order to be eligible to receive a bonus during each one month period I agree to the following conditions for each such month:

       1) Purchase product equivalent in value to a minimum of 100 points in Personal Sales Volume (PSV).

       2) Sell to a minimum of five (5) retail customers and/or consume personally 80% of product purchased during each such month (retaining proper documentation).

       3) Adhere to order requirement stated in the Nu Skin Sales Compensation Plan.

    D. I agree not to use proprietary trade names and trademarks of Nu Skin without prior written consent.

    E. I shall make no statements, claims, representations, or warranties respecting Nu Skin products not contained in official Nu Skin or Nu Skin HK Affiliate promotional materials produced for the Territory. I agree that only Executive Distributors with the title of Blue Diamond or above may produce video sales aids or video recruiting aids. All such materials must be sold by and purchased from Nu Skin HK Affiliate in the Territory. If I use sales or recruiting materials not produced by Nu Skin or Nu Skin HK Affiliate and not bearing their copyright designation, I accept sole responsibility for their contents and shall indemnity Nu Skin, Nu Skin HK Affiliate and their respective officers, directors and employees from any liability arising from the same. Nu Skin may terminate the Contract if I use sales or recruiting materials not conforming to the Contract and to all local laws.

    F. I agree that Nu Skin has proprietary right to the Nu Skin Distributor Network and its lists of Distributor names. The list of Distributors I receive are the property of Nu Skin made available to me for the limited purpose of promoting my independent business. I will not utilize such network, lists, or other Nu Skin contacts to promote the sale or use of any products, services or any other endeavor, other than those offered through Nu Skin HK Affiliate to any Nu Skin Distributor whom I did not personally sponsor.

    G. When recruiting prospective Nu Skin distributors, I shall fully disclose the option to become a Nu Skin distributor by purchasing only a HKD$400 / MOP420 at-cost Starter Kit, which does not contain any materials or products on which bonuses are paid.

    H. I shall make no specific earnings representations or income guarantees, expressly or by implication, nor shall I display actual or photocopied bonus cheques in promotional materials, business opportunity advertising, or any other format or forum when presenting the Nu Skin Sales Compensation Plan to prospective distributors.

    I. Only Nu Skin products imported by and purchased from Nu Skin HK Affiliate may be sold in the Territory. I certify I have not previously imported and I will not import Nu Skin products into the Territory. I acknowledge that to do so (directly or indirectly) would cause irreparable damage to Nu Skin and Nu Skin HK Affiliate, for which Nu Skin may terminate the Contract.

    J. Nu Skin agrees to sell quality Nu Skin products to Nu Skin HK Affiliate operating in the Territory for a wholesale distribution to the Distributor.

    K. Nu Skin agrees to ensure prompt payment of any bonuses due to the Distributor under the terms and conditions of the Nu Skin Sales Compensation Plan by entering a contractual payment arrangement with Nu Skin HK Affiliate operating in the Territory. I agree to accept payment of any bonus to which I am entitled from Nu Skin HK Affiliate in the Territory.

    L. The Distributor may, within 30 days of Nu Skin's acceptance, furnish Nu Skin with a written notice to terminate the Contract and return the Starter Kit for a refund equal to 100% of its original cost. Termination will be effective on the date Nu Skin receives the written notice at its U.S. A. headquarters.

    M. Nu Skin may amend the terms and conditions of the Contract at any time upon thirty (30) days written notice to the Distributor sent via post or in the Nu Skin Magazine or Distributor Update produced for the Territory by Nu Skin HK Affiliate. Notice shall be deemed to have been received by the Distributor three days after the date of posting of such notice. Any such amendment shall be deemed to be effective and binding on the Distributor thirty (30) days from receipt of notice and any subsequent Distributor account activity shall be deemed to constitute acceptance of any such amendment to the Contract.

    N. The Contract may not be transferred, amended or otherwise assigned without the consent of Nu Skin.

    O. If any provision of the Contract is judged by a court in the Territory to be invalid or unenforceable, the remaining terms and conditions will be unaffected and fully enforceable by law.

    P. The place of origin of the Contract is the State of Utah, U.S.A. The terms and conditions of this fully integrated contract shall be construed in accordance with Utah law. If there is any difference between the English language text of the terms and conditions and the Chinese language text, for all purposes the English language shall be conclusive.

         ------------------------------------------------------------
          Note* Signatures appear on the front page of this Contract
         ------------------------------------------------------------